                                                             Exhibit 10.23


                  AMENDMENT NO.1 TO LOAN AGREEMENT

     THIS AMENDMENT NO.1 TO LOAN AGREEMENT (this "Amendment") is entered into as of March 24, 2000 with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association; the "Agent"), as Administrative Agent for the Lenders, and Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                            RECITALS

     A. Anchor Pala Development, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Borrower ("Anchor Development"), has entered into a Development Services and Financing Agreement (as amended, supplemented or otherwise modified, the "Development Agreement") dated as of September 23, 1999 with The Pala Band of Mission Indians, a federally recognized Indian tribe (the "Tribe"), pursuant to which Anchor Development has agreed to assist the Tribe in the development and construction of certain proposed casino, hotel and resort facilities to be located on the Tribe's reservation in San Diego County, California (the "Pala Casmo").

     B. Anchor Pala Management LLC, A Delaware limited liability company and a wholly-owned Subsidiary of Borrower ("Anchor Management", and together with Anchor Development and Borrower, the "Anchor Entities"), has entered into a Management Agreement (as amended, supplemented or otherwise modified, the "Management Agreement") dated as of September 23, 1999 with the Tribe pursuant to which Anchor Management has agreed to provide certain management services to the Tribe in connection with the Pala Casino.

     C. The gaming operations of the Tribe are to be owned and operated by The Pala Gaming Authority, a wholly-owned instrumentality of the Tribe (the "Pala Gaming Authority"). The Tribe, Anchor Development and Anchor propose to arrange for secured financing (the "Pala Casino Financing") for construction and development of the Pala Casino through Bank of America and certain other lenders arranged by Banc of America Securities LLC. The proposed Pala Casino Financing will initially be in the amount of $100,000,000, but will be subject to possible increases to an amount not to exceed $150,000,000.

     D. It is anticipated that Borrower will enter into an unconditional guaranty of the Pala Casino Financing (as amended, supplemented or otherwise modified, the "Anchor Guaranty"), and that the reimbursement obligations of the Pala Gaming Authority for any payments under the Anchor Guaranty will be evidenced by a Reimbursement Agreement between Borrower and the Pala Gaming Authority (the "Reimbursement Agreement").

     E. It is further anticipated that the Pala Casino Financing and the Anchor Guaranty will permit the Anchor Entities to make Investments in Indebtedness issued by the Pala Gaming Authority which will be subordinated to the the obligations of the Pala Gaming Authority to the Pala Lenders (the "Anchor Sub Debt"), either to provide for capital needs of the Pala Gaming Authority or to cure defaults under the Pala Casino Financing.

    F. It is expected that the availability of the Pala Casino Financing will be conditioned upon the execution of a subordination agreement by the Anchor Entities of their interests under the Management Agreement, the Development Agreement, the Reimbursement Agreement and all other reimbursement and similar claims under the Anchor Guaranty in favor of the lenders under the Pala Casino Financing (as amended, supplemented or otherwise modified, the "Anchor Subordination Agreement").

                              AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Agent, acting with the consent of the Requisite Lenders, hereby agree as follows

     1. DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended so that the definition of Total Funded Debt reads in full as follows [with the added text indicated as bold and underscored in this Amendment]:

     "Total Funded Debt" means, as of any date of determination, the sum (without duplication) of (a) the outstanding principal Indebtedness of Borrower and its Subsidiaries for borrowed money (including debt securities issued by Borrower or any of its Subsidiaries) on that date, plus (b) the aggregate amount of all Capital Lease Obligations of Borrower and its Subsidiaries on that date, plus (c) all obligations in respect of letters of credit or other similar instruments for which Borrower or any of its Subsidiaries are account parties or are otherwise obligated, plus (d) the aggregate amount of all Contingent Obligations and other similar contingent obligations of Borrower and its Subsidiaries with respect to any of the foregoing TO THE EXTENT CLASSIFIED AS A LIABILITY ON THEIR RESPECTIVE BALANCE SHEETS UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, and plus (e) any obligations of Borrower or any of its Subsidiaries to the extent that the same are secured by a Lien on any of the assets of Borrower or its Subsidiaries, other than Permitted Encumbrances.

     2.  CONFORMING CROSS REFERENCE AMENDMENT TO SECTION 6.8 (h). Section 6.8
(h) is hereby amended to read in full as follows:

         "(h) Liens on Property having an aggregate value not in excess of $40,000,0000 securing Indebtedness of the type described in
     Section 6.9 (l)."

     3. AMENDMENT TO SECTION 6.9. Section 6.9 of the Loan Agreement is hereby amended to amend and restate clause (j) in its entirety, and to add new clauses (k) and (l) thereto, to read in full as follows:

     "(j) Contingent Obligations consisting of a guaranty by Borrower of the obligations of the Pala Gaming Authority with respect to senior secured Indebtedness to a syndicate of banks for which Bank of America, N.A. is the administrative agent, in an aggregated principal amount not to exceed $150,000,000, and refinancings thereof which do not increase the aggregate principal outstanding balance of such Indebtedness.

     "(k) Contingent Obligations consisting of guaranties by Borrower or any of its Subsidiaries of the obligations of the Dry Creek Rancheria Band of Pomo Indians or an instrumentality thereof with respect to senior secured Indebtedness in an aggregate principal amount not to exceed $30,000,000, and refinancings thereof which do not increase the aggregate principal outstanding balance of such indebtedness; and

     (l) other Indebtedness in an aggregate principal amount not to exceed $40,000,000 at any time."

     4. AMENDMENT TO SECTION 6.14. Section 6.14 of the Loan Agreement is hereby amended to add new clauses (1), (m) and (n) thereto, to read in full as follows:

     "(l) Investments under the Pala Reimbursement Agreement which are or may be subordinated to Indebtedness and Contingent Obligations owed to senior lenders to the Pala Gaming Authority.

     "(m) Investments in Indebtedness of the Pala Gaming Authority in an aggregate principal amount not to exceed $25,000,000 which are or may be subordinated the obligations of the Pala Gaming Authority to its senior lenders; and

     "(n) other Investments in an aggregate net outstanding amount not to exceed $60,000,000 at any time."

     5. SECTION 6.15. Section 6.15 of the Loan Agreement is hereby amended to add a new clause (h) thereto, to read in full as follows:

     "(h)  Contingent Obligations of Subsidiaries contemplated by Section
     6.9(k)."

     6. Representations of Warranties. Borrower represents and warrants to the Agent and the Lenders that:

          (a) Borrower has all necessary power and has taken all corporate action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be.

          (b) No Event of Default under the Loan Agreement has occurred and remains continuing.

     7. CONDITIONS: EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the conditions preccedent that:

     (a) Borrower shall have delivered to the Agent a copy of a resolution or resolutions passed by the Board of Directors of Borrower, certified by the Secretary or an Assistnat Secretary of Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment;

     (b) The Agent shall have received written consents hereto from the Requisite Lenders substantially in the form of Exhibit A hereto; and

     (c) Borrower shall have paid to the Administrative Agent, for the account of each Lender which has executed consents hereto substantially in the form of Exhibit A hereto prior to March 24, 2000, a fee equal to 5 basis points TIMES the Pro Rata Share of the Commitment held by that Lender.

     8. NO WAIVER. This Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power or privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Docments, constitute a waiver of any other defalt of the same or of any other term or provision.

    9. EFFECTIVENESS OF THE LOAN AGREEMENT. Except as hereby expressly amended, the Loan Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until Borrower, the Lenders and the Agent shall have signed a copy hereof, whether the same instrument or counterparts, and the same shall have been delivered to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                       ANCHOR GAMING,
                                       a Nevada corporation


                                       By: Geoffrey A. Sage
                                          --------------------------------------

                                       Title: CFO/Treasurer
                                              ----------------------------------


                                       BANK OF AMERICA, N.A. (formerly known as
                                       Bank of America National Trust and
                                       Savings Association), as Agent


                                       By: /s/ Janice Hammond
                                          --------------------------------------
                                               Janice Hammond

                                       Title:   Vice President
                                                Agency Specialist
                                              ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       BANK OF AMERICA
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ JON VARNELL
                                          --------------------------------------

                                               Jon Varnell, Managing Director
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Bank of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       THE BANK OF NOVA SCOTIA
                                       -------------------------------
                                       [Name of Lender]



                                       By:        /s/ JED RICHARDSON
                                          --------------------------------------

                                                  Jed Richardson
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Bank of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       BANKERS TRUST COMPANY
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ STEVEN P. LAPHAM
                                          --------------------------------------
                                               Steven P. Lapham
                                               Director
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Bank of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       U.S. BANK NATIONAL ASSOCIATION
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ KENT MORISHIGE
                                          --------------------------------------
                                               Kent Morishige, Assistant Vice
                                               President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:  3/22/00
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Bank of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       LA SALLE BANK NATIONAL ASSOCIATION
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ [ILLEGIBLE]
                                          --------------------------------------
                                               [ILLEGIBLE], Assistant Vice
                                               President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       PNC BANK NATIONAL ASSOCIATION
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ GARY W. WESSELS
                                          --------------------------------------

                                               Gary W. Vessels
                                               Vice President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       KEYBANK NATIONAL ASSOCIATION
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ MARY K. YOUNG
                                          --------------------------------------

                                               Mary K. Young
                                               Assistant Vice President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:     /s/ THOMAS A. CRANDELL
                                           -------------------------------------
                                               Thomas A. Crandell
                                               Vice President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       FIRST SECURITY BANK, N.A.
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ DAVID P. WILLIAMS
                                          --------------------------------------

                                               David P. Williams, Vice President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:  March 13, 2000
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       FIRST HAWAIIAN BANK
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ DONALD C. YOUNG
                                          --------------------------------------

                                         Donald C. Young, Senior Vice President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.




                                       FLEET BANK, N.A.
                                       -----------------------------------------
                                       [Name of Lender]


                                       By:     /s/ JOHN T. HARRISON
                                          --------------------------------------

                                               John T. Harrison
                                               Senior Vice President
                                       -----------------------------------------
                                       [Printed Name and Title]


                                       By:
                                          --------------------------------------


                                       -----------------------------------------
                                       [Printed Name and Title]


                                       Date:
                                             ----------------------------------

                                    [LETTERHEAD]

                        [Exhibit A to Amendment No. 1]

                              CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Agent"), as Administrative Agent for the Lenders, and
Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower and the other Anchor Equities (as defined therein) entering into the Anchor Guaranty, the Reimbursement Agreement and the Anchor Subordination Agreement as each is defined therein and set forth therein.





                                       -----------------------------------------
                                       Comercia West Incorporated


                                       By:     /s/ EOIN P. COLLINS
                                          --------------------------------------
                                          Eoin P. Collins
                                          Assistant Vice President

                                       Date: 3/21/00
                                            ------------------------------------

                                       -6-